UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2021.

CLEAN ENERGY TECHNOLOGIES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-55656	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2990 Redhill Avenue

Costa Mesa, CA 92626

(Address of principal executive offices)

Phone: (949) 273-4990

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CETY	OTCQB

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2021, Clean Energy Technology, Inc., a Nevada corporation (the “Company”) acquired through a series of wholly owned subsidiaries, Jiangsu Huanya Jieneng New Energy Co. (“Jiangsu”), a liquified natural gas (LNG) trading company currently focused on the mainland China LNG trading market. The Conditional Stock Purchase Agreement (the “Agreement”) between Clean Energy Technologies (H.K.) Limited., a wholly owned subsidiary of Clean Energy Technologies Inc. (“Clean Energy Hong Kong”) and Mr. Li Chin-kun provided for the purchase of 100% of Leading Wave Limited, a company incorporated in the Seychelles, which holds, through a series of subsidiaries, 100% of the capital of Jiangsu.

Under the terms of the Agreement, the Company paid Mr. Chin-kun $1,500,000 in cash compensation as the conditions for the payment were satisfied and will pay him 20,000,000 shares of the Company’s Common Stock upon the following conditions:

1.	LWL and its subsidiaries reaching $5,000,000 in revenue or net profit of $1,000,000 by December 31, 2022.
2.	The management team of LWL remains with LWL for at least 12 months from the closing,
3.	The management team of LWL must have a management continuity plan in place if they decide to leave LWL, subject to the approval of Clean Energy Hong Kong.

The Agreement contains various representations, warranties and covenants of Clean Energy Technologies Hong Kong and Mr. Chin-kun which are set forth in detail in the Agreement attached to this Current Report on Form 8-K as Exhibit 134.

The foregoing does not purport to be a complete description of the rights and obligations of the parties under the Agreement and is qualified by reference to the Agreement filed as Exhibit 10.134, to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description

10.134	Form of The Conditional Stock Purchase Agreement between Clean Energy Technologies (H.K.) Limited., a wholly owned subsidiary of Clean Energy Technologies Inc. and Mr. Li Chin-kun
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Technologies, Inc.

/s/ Kambiz Mahdi
By:	Kambiz Mahdi
Chief Executive Officer

Date:	November 10, 2021